Sprott Funds Trust N-CSRS

EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Sprott Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Sprott Funds Trust for the period ended June 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Sprott Funds Trust for the stated period.

/s/ John A. Ciampaglia John A. Ciampaglia President, Sprott Funds Trust	/s/Varinder Bhathal Varinder Bhathal Treasurer, Sprott Funds Trust
Dated: August 29, 2022	Dated: August 29, 2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Sprott Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.